UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 17, 2010

Applied Micro Circuits Corporation

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-23193	94-2586591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 Moffett Park Drive, Sunnyvale, California 94089

(Address of Principal Executive Offices)

(408) 542-8600

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2010, the Board of Directors of Applied Micro Circuits Corporation (the “Company”) approved an increase in the number of shares of the Company’s common stock issuable under the Company’s 1998 Employee Stock Purchase Plan (the “ESPP”) and directed that the matter be submitted to the Company’s stockholders for their approval. On August 17, 2010, the Company held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the proposal to amend the ESPP to increase the number of shares of common stock reserved for issuance from 4.8 million shares to 6.3 million shares. A copy of the ESPP is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As noted, on August 17, 2010, the Company held its Annual Meeting. Proxies for the Annual Meeting were solicited by the Company’s Board of Directors pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation. Of the 67.2 million outstanding shares of the Company’s common stock that could be voted at the Annual Meeting, 60.5 million shares, or approximately 90%, were represented at the Annual Meeting in person or by proxy, which constituted a quorum. The final votes on the proposals presented at the Annual Meeting were as follows:

Proposal 1:	Election of the following persons to the Company’s Board of Directors to hold office until the next annual meeting of stockholders:

	For	Against	Abstain	Broker Non-Votes
Cesar Cesaratto	44,599,464	6,630,675	41,713	9,214,457
Donald Colvin	50,741,545	485,377	44,930	9,214,457
Paramesh Gopi, Ph.D.	50,720,719	504,126	47,007	9,214,457
Paul R. Gray, Ph.D.	50,612,861	613,673	45,318	9,214,457
Fred Shlapak	44,984,069	6,241,845	45,938	9,214,457
Arthur B. Stabenow	44,235,753	6,993,697	42,402	9,214,457
Julie H. Sullivan, Ph.D.	50,527,984	701,408	42,460	9,214,457

Proposal 2:	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011:

For	Against	Abstain	Broker Non-Votes
59,986,487	426,352	73,470	—

Proposal 3:	To increase the number of shares of common stock available for issuance under the ESPP:

For	Against	Abstain	Broker Non-Votes
50,420,639	843,601	7,612	9,214,457

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

10.1	1998 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MICRO CIRCUITS CORPORATION

Date: August 20, 2010	By:	/S/ L. WILLIAM CARACCIO
L. William Caraccio
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

10.1	1998 Employee Stock Purchase Plan